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                                                                   EXHIBIT 10.13

                           STOCK REPURCHASE AGREEMENT

         This Agreement is made May 29, 2002, by Jugal Taneja ("Taneja"), whose mailing address is 7270 Sawgrass Point Drive, Pinellas Point, Florida 33282, SMW Capital Group Limited Partnership, a Nevada limited partnership (the "Pledgor") whose address is 6100 Neil Road, #500, Reno, Nevada and First Community Bank of America, 6100 4th Street North, St. Petersburg, Florida 33703 ("Lender").

                                    Recitals

A. Vertical Health Solutions, Inc. (the "Borrower"), has asked Lender to make a loan to it in the amount of $250,000.00 (the "Loan"), to be secured by a pledge of the following stock by Pledgor (the "Collateral"): 183,278 shares of common stock of DrugMax, Inc., Certificate Numbers 10235, 10236, 10237, 10238, 10239, 10248, 10249, 10250, 10251, and 10260.

B. Lender has agreed to make the loan on the condition, among other things, that Taneja agree to purchase the Collateral as set forth below.

         NOW THEREFORE, in consideration of the Loan and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follow:

1. REPURCHASE REQUIREMENT. Taneja, irrevocably and unconditionally agrees that in the event Borrower defaults in any Obligation to Lender, Taneja shall, upon fifteen (15) days prior notice to Taneja from Lender, purchase the Collateral from Lender in the amount of Borrower's outstanding Obligations to Lender. The term "Obligation" shall have the same meaning as set forth in the Stock Pledge Agreement of even date herewith. Upon payment in full of the Obligation, Lender shall deliver the Collateral to Taneja.

2. CONSENT OF PELDGOR. Pledgor hereby consents to the sale of the collateral to Taneja, and agrees to indemnify and hold Lender harmless form any and all claims or losses arising out of the sale to Taneja.

         IN WITNESS WHEREOF, the parties have set their hands and seals on the date set forth above.

                                   /s/ JUGAL TANEJA
                                   ----------------
                                   JUGAL TANEJA





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                                   SMW CAPITAL GROUP LIMITED PARTNERSHIP,
                                   a Nevada limited partnership
                                   By: Summerford Capital, Inc.,
                                       a Nevada corporation, its General Partner

                                   By: /s/ STEPHEN M. WATTERS
                                       -----------------------------------------
                                       STEPHEN M. WATTERS, PRESIDENT

                                    FIRST COMMUNITY BANK OF AMERICA

                                    By: /s/ SCOTT C. BOYLE
                                        ----------------------------------------
                                        SCOTT C. BOYLE, PRESIDENT